SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 18, 2003

Sharper Image Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	0-15827	94-2493558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 DAVIS STREET, SAN FRANCISCO, CALIFORNIA	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 445-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Sharper Image Corporation (the “Company”) is filing, as exhibits to this Form 8-K, its financial statements, together with the independent auditors’ report thereon, as of January 31, 2003 and 2002 (as restated) and for the years ended January 31, 2003, 2002 (as restated) and 2001 (as restated), and the related management’s discussion and analysis of financial condition and results of operations, for the purposes of incorporating by reference such information in its Registration Statement on Form S-3 (File No. 333-102397).

The Company expects to file its Annual Report on Form 10-K for the year ended January 31, 2003 (the “Form 10-K”) by April 30, 2003. The Form 10-K will include the financial statements and management’s discussion and analysis of financial condition and results of operations included herein, with such changes as the Company may deem necessary in connection with the filing of such Form 10-K. The information contained in this Form 8-K shall be deemed to be modified and superseded by the information contained in the Form 10-K as of the time of filing such Form 10-K.

This Form 8-K is being provided under both Item 5 and Item 12.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits.

Exhibit	Description

23.1	Independent Auditors’ Consent
99.1

Financial statements, together with the independent auditors’ report thereon, as of January 31, 2003 and 2002 (as restated) and for the years ended January 31, 2003, 2002 (as restated) and 2001 (as restated)

99.2	Management’s discussion and analysis of financial condition and results of operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2003	By:	/s/ Jeffrey P. Forgan
Jeffrey P. Forgan
Executive Vice President, Chief Financial Officer and Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

23.1	Independent Auditors’ Consent
99.1

Financial statements, together with the independent auditors’ report thereon, as of January 31, 2003 and 2002 (as restated) and for the years ended January 31, 2003, 2002 (as restated) and 2001 (as restated)

99.2	Management’s discussion and analysis of financial condition and results of operations